As filed with the Securities and Exchange Commission on December 18, 1998

                                                      REGISTRATION NO. 2-83397
                                      INVESTMENT COMPANY ACT FILE NO. 811-1436

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A
                                                                           ---
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /
                                                                         ----
                                                                           ---
      Pre-Effective Amendment No.  _____                                /    /
                                                                           ---
      Post-Effective Amendment No.    22                                 / X /

                                     and/or
                                                                          ---
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          / X /
                                                                         ----

                        Amendment No.                                    / X /

                  Capstone Growth Fund, Inc.
     (Exact Name of Registrant as Specified in Charter)

      5847 San Felipe, Suite 4100, Houston, Texas  77057
      (Address of Principal Executive Offices) (Zip Code)

   Registrant's Telephone Number, Including Area Code (713) 260-9000

            Allan S. Mostoff, Esq., Dechert Price & Rhoads
             1775 Eye Street, N.W., Washington, DC  20006
               (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

      /   / immediately upon filing pursuant to paragraph (b).
      /   / on ________________ pursuant to paragraph (b).
      /   / 60 days after filing pursuant to paragraph (a)(i).
      /   / on (date) pursuant to paragraph (a)(i).
      / X/  75 days after filing pursuant to paragraph (a)(ii).
      /   / on ________________ pursuant to paragraph (a)(ii) of Rule 485

                           CAPSTONE GROWTH FUND, INC.

                   Investing in stocks for long-term capital appreciation




                            Prospectus, [date], 1999



 The Securities and Exchange Commission does not approve or disapprove the information in this Prospectus, and does not determine whether this information is accurate or complete.  It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS


                                                                        Page

The Fund..................................................................
Fee Table.................................................................
Management................................................................
Buying and Selling Fund Shares............................................
Dividends, Distributions and Taxes........................................
Financial Highlights......................................................
How To Get More Information...............................................

THE FUND

The Fund's Investment Objective and Methods

The Fund seeks to provide long-term capital appreciation. It invests primarily in common stocks of companies that represent a broad spectrum of the economy. The Fund may also buy convertible and preferred securities and shares of other investment companies. Although most of its investments will generally be in U.S. issuers, the Fund may invest in foreign securities.

The Fund's investment approach is to invest in companies whose valuations are attractive in relation to broad market averages and the company's own growth rate. In selecting stocks for consideration, the Adviser reviews historical performance and expected earnings growth, as well as recent relative performance. For companies that rate favorably on those tests, the Adviser performs a fundamental analysis. This analysis may involve evaluating the company's industry, reviewing comments of securities analysts and press reports, and interviewing company management. Finally, in selecting securities for investment, the Adviser considers their impact on the Fund's overall risk and return profile.

The Fund has authority to invest in securities of the U.S. Government, its agencies and instrumentalities and in other debt securities that are rated at least A by Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P) or deemed of comparable quality by the investment adviser. The Fund may invest heavily in these instruments as a temporary defensive measure under unusual market conditions, which can cause the Fund to lose benefits when the market begins to improve. (If these securities are downgraded, the adviser has the discretion to hold or sell them.) The Fund may also use futures and options to hedge its portfolio, and it may hedge its foreign securities purchases with forward foreign currency exchange contracts.

The number of securities trades made by the Fund will vary from year to year. Trades involve costs to the Fund and may generate gains that are taxable to shareholders. The level of these costs and gains will vary from year to year. Also, shareholders may receive taxable distributions of gains in years in which the value of their shares has decreased or has not increased proportionally.

The Fund's most recent annual/semiannual report contains information on the Fund's recent investment strategies and securities holdings. (See back cover.)

Principal Risks

The Fund's investments will fluctuate in price. This means that Fund share prices will go up and down, and an investor can lose money. However, from time to time, the Fund's performance may be better or worse than funds with similar investment policies. Its performance is also likely to differ from that of funds that use different strategies for selecting stocks.

The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund's investment adviser does not expect or if the Fund cannot close out its position in a hedging instrument.

The Fund's investments in foreign securities also involve higher costs and some risks that are different from its investments in U.S. securities. These different risks come from differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest.

Past Performance

The following two tables illustrate the Fund's past performance. The first table shows how the Fund's returns have varied from year to year. The second shows how the Fund has performed on a cumulative basis since its inception [or for the past ten years] in comparison to the S&P 500 Index. Each table assumes that dividends and distributions paid by the Fund have been reinvested at net asset value in additional Fund shares. You should remember that past performance does not necessarily indicate how the Fund will perform in the future.

[Bar Chart to be inserted showing the following data:]

Year-by-year total return as of 12/31 each year (%).

               12/31/88            12.43%
               12/31/89            30.76%
               12/31/90            (3.24%)
               12/31/91            34.73%
               12/31/92             0.84%
               12/31/93             6.11%
               12/31/94            (7.77%)
               12/31/95            29.20%
               12/31/96            17.23%
               12/31/97            28.74%



Note: this fund's year-to-date total return as of 9/30/98 was 1.08%

               Best Quarter - 2nd Quarter 1997       15.34%
               Worst Quarter - 3rd Quarter 1990     (12.74%)

Average Annual Total Return as of 12/31/97

                    1 Year      5 Years     10 Years
                    ------      -------     --------

   Fund             28.73%       13.79%       13.94%
   S&P 500 Index    33.31%       20.22%       18.00%

Expenses

This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders. Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

                                    FEE TABLE

Shareholder Fees

Maximum front-end sales charge                                None
Maximum deferred sales charge                                 None
Maximum sales charge on reinvested dividends and              None
distributions
Redemption fee                                                None
Exchange fee                                                  None
Maximum account fee                                           None

Annual Fund Operating Expenses

Investment Advisory Fees                 ____%
Other Expenses**                         ____%
Total Annual Fund Operating Expenses     ____%

* The Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charge.

** "Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.

Example

The following table shows how much the Fund's expenses described above could cost you as an investor in the Fund for the illustrated time periods. The example assumes that you initially invested $10,000 in the Fund, that the Fund returns 5% each year, and that its expenses remain at a constant percentage. It also assumes that you reinvest all dividends and distributions in additional shares of the Fund. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.

1 Year               3 Years             5 Years             10 Years
------               -------             -------             --------

$-----               $-----              $-----              $------


                                   MANAGEMENT

The Adviser

The Fund's investment adviser is Capstone Asset Management Company (CAMCO), 5847 San Felipe, Suite 4100, Houston, Texas 77057. CAMCO provides continuous investment management and administration services for the Fund. CAMCO also provides investment advisory and/or administrative services to several other mutual funds and provides investment advice to pension and profit sharing accounts, corporations and individuals. Total assets under management are about $1.8 billion.

CAMCO receives advisory fees from the Fund which are based on the Fund's net assets. For its fiscal year ended October 31, 1998, the Fund paid CAMCO fees equal to ____% of the Fund's average net assets.

Portfolio Manager

The Fund's portfolio manager is Dan E. Watson. Mr. Watson is one of the Adviser's co-founders. He is the Adviser's Chief Investment Officer and Senior Equity Portfolio Manager and serves on both the investment ad client service teams. Mr. Watson began his career with Texas Commerce Bank, and joined Tenneco, Inc. in 1977, where he subsequently served as Assistant to the Chairman of the Board. Mr. Watson helped form Tenneco Financial Services, the Adviser's predecessor, in 1981 and served as its President. Mr. Watson received his Bachelor's Degree from Baylor University (magna cum laude), Masters Degrees from Baylor and Rice Universities, and a PhD from Rice University.

                         BUYING AND SELLING FUND SHARES

Share Price:                The purchase and redemption  price  of  Fund  shares
-----------                 is  the  Fund's  net  asset  value  (NAV)  per share
                            determined after your  order  is  received.  NAV  is
                            generally  calculated  as  of  the  close of regular
                            trading  on  the  New York Stock Exchange, generally
                            4:00 p.m.  Eastern  time,  and  reflects the  Fund's
                            aggregate assets less its  liabilities.  The  Fund's
                            exchange-traded   securities  are  valued  at  their
                            market  value  at that time (certain derivatives are
                            priced  at  4:15  Eastern  time).  Prices  for  debt
                            securities may be obtained  from  pricing  services,
                            except that short-term debt  securities  are  valued
                            at amortized cost.  If market value  quotations  are
                            not  readily   available   for  an  investment,  the
                            investment   will   be   valued  at  fair  value  as
                            determined in good faith by the Fund's Board of Directors. NAV is not calculated on days the New
                            York Stock Exchange is closed.

Minimum Investment:         The  minimum  initial  investment  in  the  Fund  is
                            $200,   except   that    there  is  no  minimum  for
                            continuous   investment  plans.  There is no minimum
                            for    subsequent    investments.   (For   telephone
                            purchases, see below.)

Share Certificates:         The  Fund  will  not issue share certificates unless
                            you make a written  request  to  the Transfer Agent.
                            (The Transfer Agent's  address  is  provided below.)

Telephone                   Transactions:  In your Investment  Application,  you
                            may  authorize  the Fund to  accept  redemption  and
                            exchange orders by phone. You will be liable for any
                            fraudulent  order  as long  as the  Fund  has  taken
                            reasonable  steps  to  assure  that  the  order  was
                            proper.   Also  note  that  during   unusual  market
                            conditions, you may experience delays in placing telephone orders.

Frequent Transactions: The Fund reserves the right to limit additional transactions by any investor who makes frequent purchases, redemptions or exchanges that the Adviser believes might harm the Fund. In general, more than one transaction per month may be viewed as excessive.

Purchasing Fund Shares

You may use any of the following methods to purchase Fund shares.

      Through Authorized Dealers

            You may place your order through any dealer authorized to take orders for the Fund. If the order is transmitted to the Fund by 4:00 p.m. Central time, it will be priced at the NAV per share determined on that day. Otherwise, later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

      Through the Distributor

            You may place orders directly with the Fund's distributor by mailing a completed Investment Application with a check or other negotiable bank draft (payable to Capstone Growth Fund, Inc.) to the Transfer Agent.

                  The Transfer Agent's address is:

                  Capstone Growth Fund, Inc.
                  c/o First Data Investor Services Group, Inc.
                  P.O. Box 61503
                  3200 Horizon Drive
                  King of Prussia, Pennsylvania 19406-0903

                  (Remember to make your check for at least any applicable minimum noted above.)

      Investing By Wire

            You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. You should be aware that your bank may charge a fee for this service.

            For  an   initial   investment   by  wire,   you  must   first  call
            1-800-845-2340 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:

                  United Missouri Bank KC NA, ABA #10-10-00695
                  For: First Data Investor Services Group, Inc.
                  Account #98-7037-0719;
                  Further credit Capstone Growth Fund, Inc.

            Note that the wire must include: your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. This application is contained in the Fund's prospectus. Mail the application to the Transfer Agent's address (see above, under "Distributor").

            For a subsequent investment by wire, ask your bank to wire funds to the United Missouri Bank address noted above. The wire must include your name and your Fund account number.

      Telephone Investment

            After you have opened your account, you may make additional investments by telephone if your completed the "Telephone Purchase Authorization" section of your Investment Application.

            You may place a telephone order by calling the Transfer Agent at 1-800-845-2340.

            The minimum for a telephone purchase is $1000, and the maximum is five times the NAV of your Fund shares on the day before your telephone order. (You may not include the value of shares for which you have been issued certificates.) Your order will be priced at the NAV next determined after your call. Payment for your order must be received within 3 business days. Mail your payment to the Transfer Agent's address (see "Distributor," above). If your payment is not received within 3 business days, you will be liable for any losses caused by your purchase.

      Pre-Authorized Investment

            You may arrange to make regular monthly investments of at least $25 through automatic deductions from your checking account by completing the Pre-Authorized Payment section of the Investment Application.

Redeeming Fund Shares

You may redeem your Fund shares at any time by writing to the Transfer Agent's address. The Fund does not charge any fee for redemptions. If you request the redemption proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

      o     you were issued certificates for the shares you are redeeming;

      o you want the proceeds to be mailed to a different address or to be paid to someone other than the record owner;

      o     you want to transfer ownership of the shares.

     Signature guarantee: A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Any certificates for shares you are redeeming must accompany your redemption request. You will generally receive a check for your redemption amount with a week.

Expedited Redemption

      Through an authorized dealer: You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Fund's distributor and your share price will be based on the NAV next determined after the distributor receives the order. The distributor does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week

      Telephone redemption: You may order a redemption by calling the Transfer Agent at 1-800-845-2340 if:

            o     your redemption will be at least $1000;

            o no share certificates were issued for the shares you are redeeming;

            o your Investment Application authorized expedited telephone redemption and designated a bank or broker-dealer to receive the proceeds.

      The  proceeds  will  be  mailed  or  wired  to  the  designated   bank  or
      broker-dealer on the next business day after your redemption order is received. There is no fee charged by the Fund for this service, although a fee may be imposed in the future. The Fund may also decide not to offer this service.

Systematic Withdrawal

      You may arrange for periodic withdrawals of $50 or more if you invest at least $5000 in the Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

      Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and the yield and share price of the Fund, which can be expected to fluctuate.

      You may terminate your plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

Redemption in Kind:

      If you place a redemption order for more than $1 million, the Fund reserves the right to pay the proceeds in portfolio securities of the Fund, rather than in cash. In that case, you will bear any brokerage costs imposed when you sell those securities.

Redemption Suspensions or Delays

      Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

      If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected.

Exchanging Fund Shares

You may exchange your Fund shares for shares of another Capstone fund at a price based on their respective NAVs. There is no sales charge or other fee. We will send you the prospectus of the fund into which you are exchanging and we urge you to read it. If you have certificates for the shares you are exchanging, your order cannot be processed until you have endorsed them for transfer and delivered them to the Transfer Agent.

You may place an exchange order in two ways:

            o you may mail your exchange order to the Transfer Agent's address.

            o you may place your order by telephone if you authorized telephone exchanges on your Investment Application. Telephone exchange orders may be placed from 9:30 a.m. to 4:00 p.m. Eastern time, on any business day.

Exchanges into a fund can be made only if that fund is eligible for sale in your state. The Fund may terminate or amend the exchange privilege at any time with 60 days' notice to shareholders.

Remember that your exchange is a sale of your shares. Tax consequences are described under "Dividends, Distributions and Taxes."

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call [ provide number].

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in November. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

Option 1 To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

Option 2 To have both income dividends and capital gains distributions paid to you in cash.

There is no sales charge or other fee for either option. If you select Option 1 or Option 2 and the checks sent to you cannot be delivered or remain uncashed for six months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares.

Tax Treatment of Dividends, Distributions and Redemptions

Except for tax-exempt or tax-advantaged accounts (such as IRAs), you will generally be subject to federal income tax on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares.

The Fund will let you know which amounts of your dividend and distribution payments are to be taxed as ordinary income and which are treated as capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares.

The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares.

You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

Year 2000 Risks

Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Funds could be adversely impacted if the computer systems used by the Adviser and Administrator and other service providers have not been converted to meet the requirements of the new century. The Funds' Adviser and Administrator have evaluated their own internal systems and expect them to be fully capable to handle the change of millennium. The Adviser and Administrator are working with the providers of the software they use to address the Year 2000 issue, and are monitoring on an ongoing basis the progress of the Funds' other service providers to convert their systems to comply with the requirements of Year 2000. The Adviser and Administrator currently have no reason to believe that these service providers will not be fully and timely compliant. However, investors should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Funds to enter into agreements with new service providers or to make other arrangements.

                              FINANCIAL HIGHLIGHTS

                                [To be provided]

                           HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

      o the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in the Prospectus. The SAI is incorporated into the Prospectus by reference.

      o Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include a letter from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account, by calling 1-800-262-6631.

You may also get copies of the SAI, reports and other information directly the Securities and Exchange Commission (SEC) by:

      o visiting the SEC's public reference room. (Call 1-800-SEC-0330 for information.)

      o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-6009;

      o     visiting the SEC's website - http://www.sec.gov

SEC File number:  811-1436

                           CAPSTONE GROWTH FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                              ______________, 1999


      This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated __________, 1999. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

            The report of Independent Accountants and financial statements of the Fund included in its Annual Report for the period ended October 31, 1998 ("Annual Report") is incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to the Fund at 5847 San Felipe, Suite 4100, Houston, Texas 77057 or by calling toll free 1-800-262-6631.

            The financial statements in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Doughtery, LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                TABLE OF CONTENTS


                                                                         Page

General Information........................................................2
Investment Policies and Restrictions.......................................2
Risk Factors...............................................................3
Performance Information....................................................7
Directors and Executive Officers...........................................8
Investment Adviser........................................................10
Distributor...............................................................11
Portfolio Transactions and Brokerage......................................13
Determination of Net Asset Value..........................................14
How to Buy and Redeem Shares..............................................15
Dividends and Distributions...............................................15
Taxes.....................................................................16
Control Persons and Principal Holders of Securities.......................19
Other Information.........................................................19
Financial Statements......................................................20

GENERAL INFORMATION

      The Fund is an "open-end diversified management company" under the Investment Company Act of 1940. It was incorporated in New Jersey in 1952 and commenced business shortly thereafter. On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc. Effective September 6, 1994 the Fund's name was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994.

      The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Adviser"), which provides investment advisory and administrative services to the Fund. The Adviser and Capstone Asset Planning Company (the "Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.

INVESTMENT POLICIES AND RESTRICTIONS

      U.S. Government Securities. Securities of the U.S. Government, its agencies and instrumentalities include instruments backed by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds and obligations of the Government National Mortgage Association. Other such instruments, including obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury. Still others, such as obligations of the Federal National Mortgage Association, are supported by the discretionary authority of the US. Government to purchase certain of the agency's obligations or, in the case of agencies such as the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the issuing agency. For investments not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. For temporary defensive purposes, the Fund may invest to an unlimited extent in securities of the U.S. Government, its agencies and instrumentalities. The Fund may also invest, to a limited extent, in securities of other investment companies.

      Options and Futures. The Fund may employ special investment practices as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

      The Fund may purchase put and call options on stock and stock indexes for hedging purposes. The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other stock options and options on stock indexes then held by the Fund exceed 2% of the Fund's total net assets.

      A call option gives the purchaser of the option, in return for premium paid, the right tot buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to see the underlying security at the exercise price during the option period. In the case of an option on a stock index, the option holder has the right to obtain, upon exercise of the option, a case settlement based on the difference between the exercise price and the value of the underlying stock index.

      The purchase of put and call options does involve certain risks. Through investment in options, the Fund can profit from favorable movements in the price of an underlying stock to a greater extent than if the Fund purchased the stock directly. However, if the stock does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the stock directly.

      Generally, transactions in stock index options pose the same type of risks as do transactions in stock options. Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which may not completely offset movements in the price of such securities.

      The Fund may also (i) invest up to 5% of its total assets in stock index futures contracts and options on stock index futures and (ii) engage in margin transactions with respect to such investments.

      A stock index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin," to cover any additional obligation it may have under the contract.

      Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

      The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks. The Fund will not enter into transactions in futures contracts and options on such contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options, exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on such contracts to the extent that its outstanding obligations under these contracts would exceed 20% of the Fund's total assets.

      Successful use by the Fund of stock index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when the Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included n the index and movements in the securities in the Fund's portfolio. successful use of stock index futures contracts and options on such contracts is further dependent on the Adviser's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that is judgment in this respect will be correct. Risks in the purchase and sale of stock index futures contracts are discussed further in the Statement of Additional Information.

      Foreign Securities Investment in foreign securities entails certain special cost and risks. Although the Fund does not expect to invest extensively in foreign securities. stockholders should be aware that such investments often involve higher brokerage and custody costs, currency conversion costs and longer settlement time. Other special factors regarding foreign investing include thinner and more volatile trading markets; less extensive information about securities, markets and issuers; lower levels of government regulation;
difficulties in enforcing obligations; different accounting standards; fluctuations in values of foreign currencies against the U.S. dollar; and the risk of negative government actions such as expropriation, nationalization, imposition of withholding, confiscatory or other taxes, currency blockages or restrictions on transfer.

      Forward Foreign Currency Exchange Transactions The Fund may enter into forward currency exchange contracts in an attempt to hedge against adverse movements in the relationship exchange between the U.S. dollar and the currencies in which any non-U.S. investments are denominated or between two foreign currencies. The Fund may enter into this type of contract with respect to a specific transactions or as a hedge for the Fund's portfolio positions. These contracts involve an obligation to purchase or sell a specific currency at a specified future date at a specified price. These contracts are traded in the interbank market conducted between currency traders (generally large commercial banks) and their customers. Although the Fund would enter into such a contract to minimize the risk of loss due to adverse currency fluctuations, such a contract may also limit the extent to which the Fund could gain form positive fluctuations. There can be no assurance that these activities will be successful in protecting the fund against negative effects of currency fluctuation.

      The Fund has adopted the following restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of its outstanding shares. In addition to the fundamental investment limitations set forth in the Fund's Prospectus, the Fund shall not:

      1. Invest in real estate, or other interests in real estate which are not readily marketable.

      2. Underwrite securities issued by others, or invest in any securities it could not freely sell to the public without registration under the Securities Act of 1933, as amended, except that the Fund may invest up to 10% of its assets in securities which have not been registered under the Securities Act of 1933, as amended.

      3. Purchase the securities of any one issuer if such purchase would cause more than 10% of any class of outstanding securities, including outstanding voting securities, of such issuer to be held by the Fund.

      4. Lend any part of its assets apart from the purchase of portions of issues of publicly distributed bonds, debentures, notes and other evidences of indebtedness and privately distributed debt obligations of publicly owned companies.

      5. Issue warrants or options for the acquisition of Fund shares.

      6. Pledge or otherwise encumber any of its assets to an extent greater than 15% of the gross assets of the Fund taken at cost. (In order to comply with Illinois law, management has decided to follow a more restrictive policy for the present time. Accordingly, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of the offering price of the Fund's shares, except as permitted in transactions in options and futures.)

      7. Invest more than 25% of the value of its assets in a particular industry.

      8. The Fund will not invest in oil, gas or other mineral exploration or development programs (although the Fund is not prohibited from investing in issuers that own or invest in such investors).

      9. Invest in securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition, or reorganization, and (b) the Fund may invest up to 10% of its total assets in shares of other investment companies.

      The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of the Fund's portfolio was 229% for the fiscal year ended October 31, 1997 and 173% for the fiscal year ended October 31, 1996.

RISK FACTORS

Stock Index Futures and Related Options

      The Fund may engage in transactions in options on stock and stock indices, and stock index futures and options on such futures as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

      To protect the value of its portfolio against declining stock prices, the Fund may purchase put options on stock indices. To protect against an increase in the value of securities that it wants to purchase, the Fund may purchase call options on stock indices. A stock index (such as the S&P 500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

      Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of both put and call options on stock indices will be subject to the Adviser's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Adviser's prediction proves to be inaccurate, the Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

      In addition, the Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the index.

      A stock index futures contract is a bilateral agreement to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the stock index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

      Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

      Successful use of stock index futures contracts and options on such contracts is subject to the Adviser's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that the Adviser's judgement in this respect will be correct. Additionally, the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities being hedged or used for cover is not perfect.

      The Fund will purchase and sell stock index futures contracts and will purchase put and call options on stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Generally, the Fund may hedge its securities portfolio against a period of market decline by selling stock index futures contracts or by purchasing puts on stock index futures contracts for the purpose of protecting its portfolio against such decline. Conversely, the Fund may purchase stock index futures contracts or call options thereon as a means of protecting against an increase in the prices of securities which the Fund intends to purchase. The Fund will not engage in transactions in stock index futures contracts or options on such contracts for speculation and will not write options on stock index futures contracts.

      When purchasing stock index futures contracts, the Fund will be required to post a small initial margin deposit, held by the Fund's custodian in the name of the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments.

      The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks.

      The Fund will not enter into transactions involving futures contracts and options on futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that its outstanding obligations under these contracts and options would exceed 20% of the Fund's total assets.

      Stock index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

      Positions in stock index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of the Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the opinion of the Fund's management, the risk that the Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because the Fund will only engage in futures strategies for hedging purposes, the Fund's management does not believe that the Fund will be subject to the risks of substantial loss that may be associated with futures transactions.

Foreign Securities

      Although the Fund expects to invest principally in securities of U.S. issuers, it may invest in U.S. dollar- or foreign currency-denominated foreign equity and debt securities traded in the United States or in foreign markets. Its investments may include securities represented by European Depositary Receipts ("EDRs") and American Depositary Receipts ("ADRs"). Investments in securities of foreign issuers involve certain costs, risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

      Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

Forward Foreign Currency Exchange Transactions

      The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

      The Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.

[All financial information in the remainder of this SAI to be updated by amendment.]

PERFORMANCE INFORMATION

      The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter calculated pursuant to the following formula:

                   P (1 + T)n= ERV

where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
      ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      For the 1, 5 and 10 year periods ended October 31, 1997 the Fund's average annual total return was 26.91%, 13.50% and 13.38%, respectively.

      Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. For the 1, 5 and 10 year periods ended October 31, 1997 the Fund's total return was 26.91%, 88.38% and 251.13%, respectively.

      Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Price Index
("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

      Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.

DIRECTORS AND EXECUTIVE OFFICERS

      The directors provide overall supervision of the affairs of the Fund. The Fund's directors and executive officers are listed below. All persons named as directors also serve in similar capacities for other mutual funds sponsored by the Adviser as indicated below.

      *EDWARD L. JAROSKI (51), Chairman of the Board, Executive Vice President and Director, 5847 San Felipe, Suite 4100, Houston, Texas 77057. President (since 1992) and Director (since 1987) of the Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and
      Capstone Financial Services, Inc. (since 1987); Director/Trustee and Officer of other Capstone Funds.

      JAMES F. LEARY (67), Director. c/o Search Capital Group, Inc., 600 N. Pearl Street, Suite 2500, Dallas, Texas 75201. President of Sunwestern Management, Inc. (since June 1982) and President of SIF Management (since January 1992), venture capital limited partnership concerns; General Partner of Sunwestern Advisors, L.P., Sunwestern Associates, Sunwestern Associates II, Sunwestern Partners, L.P. and Sunwestern Ventures, Ltd. (venture capital limited partnership entities affiliated with Sunwestern Management, Inc. and SIF Management, Inc.). Director of: other Capstone Funds; Anthem Financial, Inc. (financial services); Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); The Flagship Group, Inc. (vertical market microcomputer software); Marketing Mercadeo International (public relations and marketing consultants); MaxServ, Inc. (appliance repair database systems); MESBIC Ventures, Inc. (minority enterprise small business investment company); OpenConnect Systems, Inc.
      (computer networking hardware and software); PhaseOut of America, Inc. (smoking cessation products); and Search Capital Group, Inc. (financial services).

      JOHN R. PARKER (51), Director. 541 Shaw Hill, Stowe, Vermont 05672. Consultant and private investor (since 1990); Director of Nova Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995); and registered representative of Rickel & Associates (1988-1991).

      BERNARD J. VAUGHAN (69), Director. 113 Bryn Mawr Avenue, Bala Cynwyd, Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

      ALBERT P. SANTA LUCA (48), President. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Vice President of Capstone Financial Services, Inc. and Capstone Asset Management Company (since 1994); formerly Vice President and Equity Fund Manager of BancOne -- BancOne Investment Advisors (1984-1994).

      DAN E. WATSON (49), Executive Vice President. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Chairman of the Board (since 1992) and Director of Capstone Asset Management Company (since 1987); Chairman of the Board and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Officer of other Capstone Funds.

      IRIS R. CLAY (45), Secretary. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Secretary (since February 1996), Assistant Vice President
      (1994-1996) and Assistant Secretary (1990-1994) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds.

      LINDA G. GIUFFRE (36), Treasurer. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Vice President and Treasurer (since February 1996) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1990-1996) and Secretary
      (1994-1996) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Treasurer (1990-1996) and Secretary (1995-1996) of Capstone Asset Planning Company; Officer of other Capstone Funds.

------------
 * Director who is an interested person as defined in the Investment Company Act of 1940 because of his relationship to the Adviser and Distributor.

     The directors and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. The directors of the Fund (other than Mr. Jaroski) also received compensation for serving as directors of other Capstone Funds.

     Each director not affiliated with the Adviser is entitled to $500 for each Board meeting attended, and is paid a $2,000 annual retainer by the Fund. The directors and officers of the Fund are also reimbursed for expenses incurred in attending meetings of the Board of Directors. For the fiscal year ended October 31, 1997, the Fund paid or accrued for the account of its officers and directors, as a group for services and expenses in all capacities, a total of $14,054.

     The following table represents the fees paid during the 1997 calendar year to the directors of the Fund and the total compensation each director received during that period from the Capstone Funds complex.

                               Compensation Table

                                           Pension
                                              or                     Total
                                           Retirement Estimated   Compensation
                               Aggregate   Benefits   Annual          From
                             Compensation  Accrued    Benefits   Registrant and
                                 from      As Part    Upon        Fund Complex
  Name of Person, Position    Registrant*  of Fund    Retirement     Paid to
                                            Expenses              Directors(4)

James F. Leary, Director        $3,250         $0         $0      $5,750 (1)(2)
John R. Parker, Director        $3,375         $0         $0      $5,750 (1)(2)
Bernard J.. Vaughan,            $3,625         $0         $0      $9,750 (1)(2)
Director

--------------
* Fund does not pay deferred compensation.
1  Director of Capstone Fixed Income Series, Inc.
2  Trustee of Capstone International Series Trust
4  Fund Complex includes ____ funds.

INVESTMENT ADVISER

      Pursuant to the terms of an investment advisory agreement dated May 11, 1992 (the "Advisory Agreement"), the Fund employs Capstone Asset Management Company (the "Adviser") to furnish investment advisory and administrative services. The Adviser is a wholly-owned subsidiary of Capstone Financial Services, Inc.

      For its services, the Adviser receives an annual fee at the rate of .75 of 1% per annum on the first $50 million of the Fund's net assets, .60 of 1% per annum on the next $150 million of the Fund's net assets, .50 of 1% per annum on the next $300 million of the Fund's net assets and .40 of 1% per annum on all of the Fund's net assets in excess of $500 million. The fee is payable monthly at a rate of 1/16th of 1% of the first $50 million of the Fund's net assets, 1/20th of 1% of the next $150 million of the Fund's net assets, 1/24th of 1% of the next $300 million of the Fund's net assets and 1/30th of 1% of all of the Fund's net assets in excess of $500 million, respectively. The Fund's net assets are determined at the close of the last business day of each month. The fee paid to the Adviser may be somewhat higher than that paid by other investment companies. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid investment advisory fees in the amounts of $_______, $474,503 and $484,337, respectively. As a percentage of the average net assets of the Fund, the investment advisory fee was .____%, .71% and .71%, respectively, for each of those years.

      The Fifth Third Bank of Cincinnati, Ohio performs accounting, bookkeeping and pricing services for the Fund. For these services, Fifth Third Bank receives a monthly fee from the Fund. Prior to February 10, 1997, the Adviser provided these services and was reimbursed by the Fund for its costs. The amount paid to the Adviser was not intended to include any profit, and was in addition to the advisory fees.

      The Advisory Agreement contains an expense limitation provision pursuant to which the Adviser will contribute money to the Fund up to an amount equal to its advisory fees or waive all or a portion of its advisory fees to insure that the aggregate annual expenses of the Fund, including the advisory fee, but excluding certain expenses such as brokerage commissions, litigation costs and certain distribution plan expenses, do not exceed the expense limitations of any state having jurisdiction over the Fund. In such event, the annual advisory fees of the Adviser will be reduced pro rata (but not below zero) to the extent necessary to comply with such expense limitations. Due to recent Federal and state regulations, such state expense limitations are no longer applicable to the Fund.

      Pursuant to the Advisory Agreement, the Adviser pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes), except expenses of travel to attend meetings of the Fund's Board of Directors or committees or advisers to the Board. The Adviser also agrees to make available, without expense to the Fund, the services of its directors, officers and employees who serve as officers of the Fund. The Fund pays all of its expenses not borne by the Adviser pursuant to the Advisory Agreement including such expenses as (i) the advisory fee, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Fund, (vii) the cost of reports and notices to stockholders, and (viii) fees to directors and salaries of any officers or employees who are not affiliated with the Adviser, if any.

      The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

      The Advisory Agreement will remain in effect from year to year provided its renewal is specifically approved at least annually (a) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Adviser or
(b) by the Adviser at any time without penalty, upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following individuals are affiliated persons of both the Fund and the Adviser as defined in the 1940 Act: Albert P. Santa Luca, Dan E. Watson, Edward
L. Jaroski, Linda G. Giuffre and Iris R. Clay. (For further information, reference is made to the caption herein "Directors and Officers".)

DISTRIBUTOR

      Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated May 11, 1992 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Effective August 21, 1995, the front end sales load applicable to sales of the Fund's shares was eliminated. Prior to August 21, 1995, the Distributor received commissions from sales of shares of the Fund, which amounts were not an expense of the Fund but represented the sales commission added to the net asset value of shares purchased from the Fund. The sales charge was paid to the Distributor, who reallowed a portion of the sales charge to broker-dealers who had an agreement with the Distributor to participate in the offering of the Fund's shares. During the fiscal years ended October 31, 1996, 1997 and 1998 the Distributor earned $____, $____ and $____ in commissions on the sale of Fund shares and retained $____, $____ and $____.

      The Distribution Agreement is renewable from year to year if approved (a) by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

      The following table indicates payments to the Distributor by the Fund during its fiscal year ended October 31, 1998.

--------------------------------------------------------------------------------
      (1)              (2)             (3)             (4)             (5)
    Name of            Net        Compensation      Brokerage         Other
   Principal      Underwriting   on Redemptions    Commissions    Compensation
  Underwriter     Discounts and  and Repurchases
                   Commissions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To be provided
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      On March 1, 1992, the Fund adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to absorb certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Management of the Fund - Distributor" in the Fund's Prospectus. As required by Rule 12b-1, the Fund's Plan and related agreements were approved by a vote of the Fund's Board of Directors, and by a vote of the directors who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"), and by the Fund's stockholders at the Annual Meeting of Stockholders held February 18, 1992.

      As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Fund paid $166,384 in 12b-1 fees during the fiscal year ended October 31, 1997. Of this amount, approximately $12,500 was paid to outside Service Organizations and the balance was retained by the Distributor as reimbursement of distribution-related expenses including, but not limited to: compensation of Capstone employees who engage in or support the marketing and servicing efforts on behalf of the Fund (approximately $139,461); printing of advertising materials, prospectuses and financial reports distributed to prospective investors (approximately $6,785); postage and mailing expenses (approximately $2,049); and other miscellaneous costs and expenses incurred in the operation of the Plan (approximately $59,414).

      The Plan and related agreements may be terminated at any time by a vote of the Plan Directors or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested directors for the Fund is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

      Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

      The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the directors, including a majority of the Plan Directors. Continuance of the Plan was last approved by a majority of directors and Plan Directors on May 12, 1997. In compliance with the Rule, the directors, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. In addition, the Adviser may cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Fund and the Adviser's other clients. Such research services must provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

      From time to time, the Adviser effects securities transactions through Capstone Asset Planning Company ("CAPCO"), TradeStar Investments, Inc. and Williams MacKay Jordan & Co., Inc. ("WMJ"), broker-dealer affiliates of the Adviser. WMJ is deemed to be an affiliated broker since one of the principals of that firm serves as a director of Capstone Financial Services, Inc., the parent company of the Adviser and CAPCO. The percentage of the aggregate dollar amount of transactions involving the payment of a brokerage commission effected through WMJ during the fiscal year ended October 31, 1996 was 0.33%.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of dealers to execute portfolio transactions for the Fund.

      The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately.

      The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

      During the fiscal year ended October 31, 1997, the Fund incurred brokerage commissions of $216,766, which represented .33% of the Fund's average net assets. Securities transactions effected through brokers who furnished the Fund with statistical, research and advisory information amounted to $216,750,994 (100% of the aggregate dollar amount of transactions executed with a commission), and commissions paid by the Fund on these trades totaled $216,766 (100% of total commissions). The Fund also executed trades in the amount of $24,355,556 in which a "mark-up" (the dealer's profit) was included in the price of the securities.

      During the fiscal years ended October 31, 1996 and 1995, the Fund paid $252,934 and $311,645, respectively, in brokerage commissions on portfolio trades. During these periods, CAPCO received no brokerage commissions.

DETERMINATION OF NET ASSET VALUE

      The net asset value per share is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share. Such computation is made by (i) valuing securities listed on an exchange or quoted on the NASDAQ national market system at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) valuing other securities at the mean between the last reported bid and asked prices and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Directors of the Fund.

      However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost.

      During the period a financial futures contact is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily as unrealized gain or loss is incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

HOW TO BUY AND REDEEM SHARES

      Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the Fund's net asset value.

      Shares will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Purchasing Shares" in the Prospectus.

      Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Growth Fund, Inc., c/o First Data Investor Services Group, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903. In addition, certain expedited redemption methods are available.
See "Redemption and Repurchase of Shares" in the Prospectus.

DIVIDENDS AND DISTRIBUTIONS

      The Fund's policy is to distribute to stockholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) in annual dividends. The Fund intends similarly to distribute to stockholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). All dividends and capital gain distributions are reinvested in shares of the Fund at net asset value without sales commission, except that any stockholder may otherwise instruct the Transfer Agent in writing and receive cash. Stockholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

      The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company, the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

      As a regulated investment company, the Fund generally is not subject to Federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain ordinary losses, as prescribed by the Code), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      If the Fund retains its net capital gains, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gain as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

      Distributions. Dividends paid out of the Fund's investment company taxable income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as ordinary income. The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.

      Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deduction. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

      All distributions are taxable to the stockholder whether reinvested in additional shares or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

      Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Hedging and Other Transactions. Certain options and futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and at other times prescribed pursuant to the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

      Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

      Because the tax consequences of straddle transactions to the Fund are not entirely clear, it may ultimately be determined that the Fund's tax accounting procedures failed to conform to the straddle rules. Consequently, the Fund may have inadvertently failed to satisfy one or more of the requirements for qualification as a regulated investment company. If the Fund has failed to satisfy the requirement that it distribute at least 90% of its net investment company taxable income, the Fund may be able to preserve its regulated investment company status by making a "deficiency dividend" distribution. In addition, the Fund would have to pay interest and a penalty on the amount of the deficiency dividend distribution. If the Fund fails to satisfy one of the other requirements for qualification as a regulated investment company, the Fund would be taxed as an ordinary corporation, and its distributions, including net capital gain distributions, would be taxable to stockholders as ordinary dividends. Moreover, upon any requalification as a regulated investment company, the Fund might be subject to a corporate-level tax on certain gains.

      Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and futures contracts.

      Disposition of Shares. Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss will generally be long-term or short-term depending upon the stockholder's holding period for the shares. However, a loss realized by a stockholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the stockholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Exchanges of Fund shares for shares of other funds generally would be treated as taxable sales of the shares exchanged by the stockholder.

      Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Backup Withholding. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

      Other Taxes. Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Foreign stockholders may be subject to U.S. tax rules that differ significantly from those described above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of February 17, 1998, PLIFunds Investment Plans, 5847 San Felipe, Suite 4100, Houston, Texas 77057 owned of record and beneficially 11.47% of the outstanding shares of common stock of the Fund.

OTHER INFORMATION

      Custody of Assets. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank (the "Custodian"), 38 Fountain Square, Cincinnati, Ohio 45263.

     Stockholder Reports. Semi-annual statements are furnished to stockholders, and annually such statements are audited by the independent accountants.

     Independent Accountants. Briggs, Bunting & Dougherty, LLP, Two Logan Square, Suite 2121, Philadelphia, Pennsylvania 19103-4901, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

      Legal Counsel. Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, DC 20006, is legal counsel to the Fund.

     Transfer  and  Shareholder   Servicing   Agent.  The  Fund's  transfer  and
shareholder servicing agent is First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903

                           CAPSTONE GROWTH FUND, INC.
                                OTHER INFORMATION
                 (PART C TO REGISTRATION STATEMENT NO. 2-83397)


Item 23. Exhibits


         1(a) Copy of Articles of Incorporation dated October 14, 1966.

         1(b) Copy of Articles of Amendment dated February 20, 1969.

         1(c) Copy of Articles of Amendment dated February 27, 1970.

         1(d) Copy of Articles of Amendment dated February 21, 1974.

         1(e) Copy of Articles of Amendment dated April 20, 1986.

         1(f) Copy of Articles of Amendment dated  May 10, 1988; Exhibit 1(f) to
              Post-Effective Amendment No. 6 to Registration Statement No. 2-83397.

         1(g) Copy of Agreement and Articles of Transfer between  Capstone  U.S.
              Trend  Fund,  Inc. and  U.S. Trend  Fund, Inc. dated May 11, 1992;
              Exhibit 1(g) to Post-Effective Amendment No. 13 to Registration Statement No. 2-83397.

         1(h) Form  of  Articles  of  Incorporation of Capstone U.S. Trend Fund,
              Inc.;   Exhibit  1(h)  to  Post-Effective  Amendment  No.  12   to
              Registration Statement No. 2-83397.

         1(i) Copy  of Articles of Amendment to  Articles  of  Incorporation  of
              Capstone  Growth  Fund,  Inc.;  Exhibit  1(i)  to   Post-Effective
              Amendment No. 16 to Registration Statement No. 2-83397.

         2(a) Copy of By-Laws, as amended.

         2(b) Copy  of  Amendment  to  By-Laws,  Exhibit  2(a) to Post-Effective
              Amendment No. 6 to Registration Statement No. 2-83397.

         2(c) Form  of  By-Laws  of Capstone U.S. Trend Fund, Inc.; Exhibit 2(c)
              to Post-Effective Amendment No. 12  to  Registration  Statement No
            . 2-83397.

         3    None

         4 Copy of Investment Advisory Agreement between Capstone U.S. Trend Fund, Inc. and Capstone Asset Management Company dated May 11, 1992; Exhibit 5(e) to Post-Effective Amendment No. 13 to Registration Statement No. 2-83397.

         5(a) Copy of General Distribution Agreement between Capstone U.S. Trend
              Fund, Inc. and Capstone Asset Planning Company dated May 11, 1992;
              Exhibit 6(e) to Post-Effective Amendment No.13 to Registration No. 2-83397.

         5(b) Copy  of  Selling Group  Agreement; Exhibit 6(f) to Post-effective
              Amendment No. 12 to Registration Statement No. 2-83397.

         6    None

         7 Copy of Custody Agreement between Capstone Growth Fund, Inc. and The Fifth Third Bank dated December 13, 1994; Exhibit 8(b) to Post-Effective Amendment No. 17 to Registration No. 2-83397.

         8(a) Copy of Administration Agreement between Plitrend Fund,  Inc.  and
              First Pennsylvania Bank N.A. as of May 19, 1982; Exhibit 9(a)(1) to Post-Effective Amendment No. 3 to Registration No. 2-83397.

         8(b) Copy of amendment of the Administration Agreement between Plitrend
              Fund, Inc. and First Pennsylvania Bank N.A. dated as of December 23, 1985; Exhibit 9(a)(2) to Post-Effective Amendment No. 3 to Registration No. 2-83397.

         8(c) Copy  of  Agency  Agreement  between  U.S.  Trend  Fund,  Inc. and
              Capstone  Financial  Services,  Inc. dated  as of October 2, 1987;
              Exhibit 9(b) to Post-Effective Amendment No. 5 to Registration No. 2-83397.

         8(d) Copy  of  Shareholde r Services Agreement between U.S. Trend Fund,
              Inc.  and Fund/Plan Services, Inc. dated February 1, 1991; Exhibit
               9(c)  to  Post-Effective  Amendment  No.  11  to Registration No.
              2-83397.

         8(e) Southwestern  Life  Insurance  Company  Defined  Benefit   Pension
              Plan and Trust; Exhibit 14(a)(1) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(f) Adoption Agreement for Southwestern Life Insurance Company Standardized Integrated Defined Benefit Pension Plan and Trust (with Pairing Provisions); Exhibit 14(a)(2) to Pre-Effective Amendment No. 1 to Registration No.
               2-99810.

         8(g) Adoption Agreement for Southwestern Life Insurance Company Standardized Non-Integrated Defined Benefit Pension Plan and Trust (with Pairing Provisions); Exhibit 14(a)(3) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(h) Adoption Agreement for Southwestern Life Insurance Company Non-Standardized Integrated Defined Benefit Pension Plan and Trust; Exhibit 14(a)(4) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(i) Adoption Agreement for Southwestern Life Insurance Company Non-Standardized Non-Integrated Defined Benefit Pension Plan and Trust; Exhibit 14(a)(5) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(j) Southwestern Life Insurance Company Combination Profit Sharing-Money Purchase Plan and Trust; Exhibit 14(b)(1) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(k)  Adoption  Agreement  for   Southwestern  Life  Insurance  Company
               Standardized Money Purchase Plan and Trust (with Pairing Provisions); Exhibit 14(b)(2) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(l) Adoption Agreement for Southwestern Life Insurance Company Standardized Profit Sharing Plan and Trust (with Pairing Provisions); Exhibit 14(b)(3) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(m) Adoption Agreement for Southwestern Life Insurance Company Non-Standardized Money Purchase Plan and Trust; Exhibit 14(b)(4) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(n) Adoption Agreement for Southwestern Life Insurance Company Non-Standardized Profit Sharing Plan and Trust; Exhibit 14(b)(5) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(o)  Form  5305,  Simplified  Employee  Pension-Individual  Retirement
               Accounts   Contribution Agreement; Exhibit 14(c) to Pre-Effective
               Amendment No. 1 to Registration No. 2-99810.

         8(p) Form 5305-A, Individual Retirement Custodial Account; Exhibit 14(d) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(q) Southwestern Life Insurance Company Tax Deferred Annuity Program Custodial Agreement; Exhibit 14(e)(1) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(r) Amendment to Application for Investment Plans under 403(b)(7) Plan; Exhibit 14(e)(2) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

         8(s) Southwestern Life Insurance Company Salary Reduction Plan and Trust; Exhibit 14(f)(1) to Post-Effective Amendment No. 3 to Registration No. 2-83397.

         8(t) Adoption Agreement for Southwestern Life Insurance Company Salary Reduction Plan and Trust; Exhibit 14(1)(2) to Post-Effective Amendment No. 3 to Registration No. 2-83397.

         9 Opinion of Dechert Price & Rhoads filed with Rule 24F-2 Notice on December 20, 1996.

         10(a) Powers of Attorney of Messrs. James F. Leary, John R. Parker  and
               Bernard J. Vaughan filed as Exhibit to Post-Effective Amendment No. 21 to Registration Statement No. 2-83397.

         10(b) Consent  of  Briggs,   Bunting  &  Dougherty,   LLP,  Independent
               Certified Public Accountants to be filed by amendment.

         11    None.

         12    None.

         13(a) Copy  of  Service  and  Distribution Plan; Exhibit 15(a) to Post-
               Effective Amendment No. 12 to Registration Statement No. 2-83397.

         13(b) Copy  of  Service  Agreement;  Exhibit  15(b)  to  Post-Effective
               Amendment No. 12 to Registration No. 2-83397.

         14.   Financial Data Schedules to be filed by amendment.

         15.   None.

Item 24. Persons Controlled or under Common Control with Registrant

         Registrant does not control and is not under common control with any person.

Item 25. Indemnification

         The Articles of Incorporation include the following:

                                  ARTICLE VII

               "Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

------------
* Filed herewith

The By-Laws of the Registrant include the following:

                                  ARTICLE VI
                                INDEMNIFICATION

         "The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and
(b) other  employees  and agents to such  extent as shall be  authorized  by the
Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law."

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.

Item 26. Business and other Connections of Investment Adviser

          The investment adviser of the Registrant is also the investment adviser and/or administrator of three other investment companies: Capstone Government Income Fund, Capstone Japan Fund and Capstone New Zealand Fund. Such adviser also manages private accounts and is an adviser for a portion of the Tenneco Inc. Pension Plan. For further information, see "Directors and Officers" in Part B. hereof.

Item 27. Principal Underwriters

         (a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Government Income Fund, Capstone Japan Fund and Capstone New Zealand Fund.

         (b)

Name and Principal          Positions and Offices      Positions and Offices
Business Address              with Underwriter              with Registrant

Dan E. Watson               Chairman of the Board and  Executive Vice President
                            Director

Edward L. Jaroski           President and Director     Executive Vice President
                                                       and Chairman of the Board

Leticia N. Jaroski          Vice President                               --

Linda G. Giuffre            Secretary/Treasurer        Secretary/Treasurer

Item 28.  Location of Accounts and Records

          Capstone Asset Management Company, the investment adviser to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057, The Fifth Third Bank, the custodian and accounting agent of the Registrant, 38 Fountain Square, Cincinnati, Ohio 45263, and FPS Services, Inc., the transfer agent of the Registrant, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903 maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.  Management Services

          Not applicable

Item 30.  Undertakings

          Not applicable

------------
* 5847 San Felipe, Suite 4100, Houston, Texas 77057

                                  SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 14th day of December, 1998.

                             CAPSTONE GROWTH FUND, INC.

                             Registrant


                             By:  /s/EDWARD L. JAROSKI
                                 Edward L. Jaroski, Executive Vice President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signatures                              Title                 Date


/s/EDWARD L. JAROSKI                Executive Vice President   December 14, 1998
-----------------------------       & Director (Principal
Edward L. Jaroski                   Executive Officer)

/s/LINDA G. GIUFFRE                 Secretary/Treasurer        December 14, 1998
--------------------------------    Principal Financial &
Linda G. Giuffre                    Accounting Officer)

JAMES F. LEARY*                     Director                   December 14, 1998
James F. Leary


JOHN R. PARKER*                     Director                   December 14, 1998
John R. Parker


BERNARD J. VAUGHAN*                 Director                   December 14, 1998
Bernard J. Vaughan


* By:  /s/EDWARD L. JAROSKI
          Edward L. Jaroski, Attorney-In-Fact